FI-2 7/09

P1, P2, P4

SUPPLEMENT DATED JULY 24, 2009

TO THE PROSPECTUS

DATED MAY 1, 2009

AS PREVIOUSLY AMENDED

OF FRANKLIN INCOME SECURITIES FUND (FUND)

(A series of Franklin Templeton Variable Insurance

Products Trust)

The prospectus is amended as follows:

I.	The fifth paragraph under "Goals and Strategies – Main Investments" is replaced with the following:

The Fund may invest up to 100% of total assets in debt securities that are rated below investment grade. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's (S&P®) and Moody's Investors Service (Moody's) are considered investment grade. However, such ratings are relative and subjective, are not absolute standards of quality, and do not evaluate the market risk of the securities. Securities rated Ba or lower by Moody's or BB or lower by S&P are considered to be below investment grade.

II.	The eight paragraph under "Goals and Strategies – Main Investments" is replaced with the following:

As of June 30, 2009, approximately 52.8% of the Fund's net assets were invested in lower-rated and comparable quality unrated debt securities.The percentage of the Fund's net assets invested in such securities at any given time may vary substantially from this number.

Please keep this supplement for future reference.